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                                                                    EXHIBIT 10.3

                           NON-STATUTORY STOCK OPTION

_________________________, Optionee:

         deCODE genetics, Inc., a Delaware corporation (the "Company"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"). The grant hereunder is intended to comply with the provisions of the United States Securities Act of 1933, as amended (the "Act") and the regulations promulgated thereunder by the United States Securities and Exchange Commission.

         This Option is granted under, and is subject to, the provisions of the Company's 1996 Equity Incentive Plan, as amended from time to time (the "Plan") and shall be exercisable only on the following terms and conditions:

         The details of your option are as follows:

         1.       DEFINITIONS.

                  (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

                  (b)      "BOARD" means the Board of Directors of the Company.

                  (c) "CAUSE" means (a) gross or habitual failure to perform the person's assigned duties, that is not corrected within thirty (30) days after written notice to the person thereof or (b) misconduct, including, but not limited to: (i) conviction of a crime, or entry of a plea of nolo contendere with regard to a crime, involving moral turpitude or dishonesty, (ii) illegal drug use or alcohol abuse on Company premises or at a Company sponsored event, (iii) conduct by the person which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve, (iv) participation in a fraud or act of dishonesty against the Company, or (v) intentional, material violation by the person of any contract between the person and the Company or of any statutory duty of the person to the Company. Neither mental nor physical disability shall constitute "Cause."

                  (d) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (e) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the person's service with the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant


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shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

                  (f)      "DIRECTOR" means a member of the Board.

                  (g) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (h) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         2. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of shares of Common Stock subject to this option is ______________ (__________).

         3. VESTING. Subject to the limitations contained herein, twenty-five percent (25%) of the shares will vest (become exercisable) on ______________, and 1/48th of the shares will then vest on the last day of each month thereafter until either: (i) you cease to provide services to the Company for any reason; or (ii) this option becomes fully vested. Additionally, vesting will be suspended for the duration of any leave of absence that does not constitute a termination of your Continuous Status as an Employee, Director or Consultant.

         4.       EXERCISE PRICE AND METHOD OF PAYMENT.

                  (a) EXERCISE PRICE. The exercise price of this option is $_______ per share.

                  (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of this option. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                           (i)      Payment of the exercise price per share in
cash (including check) at the time of exercise;

                           (ii)     Delivery of a copy of irrevocable
instructions to a broker to sell the shares to be issued on exercise of the option and to deliver promptly to the Company from the sales proceeds an amount of cash equal to the aggregate exercise price; or

                           (iii)    Payment by a combination of the methods of
payment permitted by subparagraphs 4(b)(i) and 4(b)(ii) above.

         5. WHOLE SHARES. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has


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determined that such exercise and issuance would be exempt from the registration requirements of the Act.

         7. TERM. The term of this option commences on _________________, the date of grant, and expires on ____________________ (the "Expiration Date," which date shall be no more than ten (10) years from date this option is granted), unless this option expires sooner as set forth herein. In no event may this option be exercised on or after the Expiration Date. This option shall expire on the date of your termination of Continuing Status as an Employee, Director or Consultant if: (a) such termination is for Cause; or (b) after such termination you provide services for or acquire an ownership interest in any business which competes with the Company. If not previously terminated, this option shall expire on the date that is three (3) months after the Optionee's termination of Continuing Status as an Employee, Director or Consultant. However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of Paragraph 3.

         8.       EXERCISE.

                  (a) Optionee may exercise this option, to the extent specified above, by delivering an exercise notice (in a then form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require for purposes of compliance with any applicable law, rule or regulation.

                  (b)      By exercising this option, you agree that:

                           (i)      as a precondition to the completion of any
exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (A) the exercise of this option;
(B) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (C) the disposition of shares acquired upon such exercise; and

                           (ii)     at the request of the Company, you will
execute and become a party to any voting agreement then in effect between the Company and any of its common stockholders.

         9. TRANSFERABILITY. This option is not transferable, except (i) by will or by the laws of descent and distribution, (ii) to your spouse, children, lineal ancestors and lineal descendants (or to a trust created solely for your benefit and that of the foregoing persons), (iii) to an organization exempt from taxation pursuant to Section 501(c)(3) of the Code or to which tax deductible contributions may be made under Section 170 of the Code (excluding such organizations classified as private foundations under applicable regulations and rulings), or (iv) to your Affiliate. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

         10. OPTION NOT A SERVICE NOR EMPLOYMENT CONTRACT. This option is neither a service nor an employment contract. Nothing in this option shall be deemed to: (i) create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the


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Company to continue your employment with the Company; or (ii) obligate the
Company or any Affiliate of the Company, or their respective stockholders, boards of directors, officers or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

         11. NOTICES. Any notices provided for in this option shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         12. GENDER. Whenever the context requires, words denoting gender in this option shall include the masculine, feminine and neuter.

Dated: ________________               Very truly yours,

                                      deCODE genetics, Inc.


                                      By:__________________________________
                                           Kari Stefansson, President



ATTACHMENTS:

Form of Exercise Notice
deCODE genetics, Inc. 1996 Equity Incentive Plan





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The undersigned:

                  (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option; and

                  (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

          NONE _____________
                   (Initial)

         OTHER _____________________________________
               _____________________________________
               _____________________________________




                                           _____________________________________
                                                        (signature)

                                           _____________________________________
                                                        (print name)

                                  Address: _____________________________________
                                           _____________________________________
                                           _____________________________________
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